Exhibit 4.1

3.800% NOTES DUE 2026

5.000% NOTES DUE 2035

5.150% NOTES DUE 2046

SUPPLEMENTAL INDENTURE

between

INTERNATIONAL PAPER COMPANY

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(AS SUCCESSOR TO THE BANK OF NEW YORK MELLON

(FORMERLY KNOWN AS THE BANK OF NEW YORK))

Dated as of May 26, 2015

TABLE OF CONTENTS

		PAGE

ARTICLE 1
DEFINITIONS

Section 1.01.	Definition of Terms	1

ARTICLE 2
TERMS AND CONDITIONS OF THE NOTES

Section 2.01.	Designation and Principal Amount	3
Section 2.02.	Maturity	4
Section 2.03.	Depository	4
Section 2.04.	Form; Denomination	4
Section 2.05.	Legend	4
Section 2.06.	Special Transfer Provisions	5
Section 2.07.	Interest	5
Section 2.08.	Consolidation, Merger and Sale of Assets	6
Section 2.09.	Place of Payment	6
Section 2.10.	Defeasance; Discharge	6

ARTICLE 3
REDEMPTION OF THE NOTES

Section 3.01.	Optional Redemption by Company	6
Section 3.02.	Change of Control Triggering Event	8
Section 3.03.	No Sinking Fund	10

ARTICLE 4
MODIFICATION

Section 4.01.	Modification of Indenture and Supplemental Indenture	10

ARTICLE 5
FORMS OF NOTES

Section 5.01.	Forms of Notes	11

ARTICLE 6
ORIGINAL ISSUE OF NOTES

Section 6.01.	Original Issue of Notes; Further Issuances	11

ARTICLE 7
MISCELLANEOUS

Section 7.01.	Ratification of Indenture	11
Section 7.02.	Trustee Not Responsible for Recitals	11
Section 7.03.	Governing Law	12
Section 7.04.	Separability	12
Section 7.05.	Counterparts	12

-i-

SUPPLEMENTAL INDENTURE, dated as of May 26, 2015 (the “Supplemental Indenture”), between International Paper Company, a New York corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as trustee (the “Trustee”) under the Indenture, dated as of April 12, 1999, between the Company and the Trustee (the “Indenture”).

WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide, among other things, for the future issuance of the Company’s unsecured Securities to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

WHEREAS, Section 9.1 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

WHEREAS, Section 9.1(7) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 2.1 and 3.1 of the Indenture;

WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture;

WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of three new series of its Securities to be known as its 3.800% Notes due 2026 (the “2026 Notes”), its 5.000% Notes due 2035 (the “2035 Notes”) and its 5.150% Notes due 2046 (the “2046 Notes”; and together with the 2026 Notes and the 2035 Notes, the “Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture and all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms, and (ii) the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture have been duly authorized in all respects;

NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definition of Terms . Unless the context otherwise requires:

(a) a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

(b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) a reference to a Section or Article is to a Section or Article in this Supplemental Indenture;

(e) headings are for convenience of reference only and do not affect interpretation;

(f) the following terms have the meanings given to them in this Section 1.01(f):

“2026 Interest Payment Date” shall have the meaning set forth in Section 2.07(a).

“2026 Notes” shall have the meaning set forth in the recitals above.

“2035 Interest Payment Date” shall have the meaning set forth in Section 2.07(b).

“2035 Notes” shall have the meaning set forth in the recitals above.

“2046 Interest Payment Date” shall have the meaning set forth in Section 2.07(c).

“2046 Notes” shall have the meaning set forth in the recitals above.

“Business Day” shall have the meaning set forth in Section 3.01(c).

“Change of Control” shall have the meaning set forth in Section 3.02(e).

“Change of Control Offer” shall have the meaning set forth in Section 3.02(a).

“Change of Control Payment” shall have the meaning set forth in Section 3.02(a).

“Change of Control Payment Date” shall have the meaning set forth in Section 3.02(b).

“Change of Control Triggering Event” shall have the meaning set forth in Section 3.02(e).

“Comparable Treasury Issue” shall have the meaning set forth in Section 3.01(c).

“Comparable Treasury Price” shall have the meaning set forth in Section 3.01(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Global Note” shall have the meaning set forth in Section 2.04(a).

“Independent Investment Banker” shall have the meaning set forth in Section 3.01(c).

“Interest Payment Date” means a 2026 Interest Payment Date, a 2035 Interest Payment Date or a 2046 Interest Payment Date, as applicable.

“Investment Grade” shall have the meaning set forth in Section 3.02(e).

“Issue Date” means May 26, 2015, the date of initial issuance of the Notes.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Notes” shall have the meaning set forth in the recitals above.

“Optional Redemption Price” shall have the meaning set forth in Section 3.01(a).

“Person” means any individual, corporation, partnership, limited liability company, business trust, association, joint-stock company, joint venture, trust, incorporated or unincorporated organization or government or any agency or political subdivision thereof.

“Rating Agency” shall have the meaning set forth in Section 3.02(e).

“Reference Treasury Dealer Quotations” shall have the meaning set forth in Section 3.01(c).

“Reference Treasury Dealers” shall have the meaning set forth in Section 3.01(c).

“Remaining Life” shall have the meaning set forth in Section 3.01(c).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Supplemental Indenture” shall have the meaning set forth in the recitals above.

“Treasury Rate” shall have the meaning set forth in Section 3.01(c).

“Voting Stock” shall have the meaning set forth in Section 3.02(e).

ARTICLE 2

TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount.

(a) 3.800% Notes due 2026

There is hereby authorized a series of Securities designated the “3.800% Notes due 2026” initially issued in the aggregate principal amount of $700,000,000, which amount shall be as set forth in a Company Order for the authentication and delivery of such Notes pursuant to Section 3.3 of the Indenture.

(b) 5.000% Notes due 2035

There is hereby authorized a series of Securities designated the “5.000% Notes due 2035” initially issued in the aggregate principal amount of $600,000,000, which amount shall be as set forth in a Company Order for the authentication and delivery of such Notes pursuant to Section 3.3 of the Indenture.

(c) 5.150% Notes due 2046

There is hereby authorized a series of Securities designated the “5.150% Notes due 2046” initially issued in the aggregate principal amount of $700,000,000, which amount shall be as set forth in a Company Order for the authentication and delivery of such Notes pursuant to Section 3.3 of the Indenture.

Section 2.02. Maturity. The 2026 Notes will mature on January 15, 2026, the 2035 Notes will mature on September 15, 2035 and the 2046 Notes will mature on May 15, 2046.

Section 2.03. Depository. The Depository Trust Company shall be the initial Depository for the Notes until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depository” shall mean or include such successor.

Section 2.04. Form; Denomination.

(a) The 2026 Notes, the 2035 Notes and the 2046 Notes shall each be issued initially in the form of one or more permanent Global Notes in registered form, without coupons, substantially in the form herein below recited (each, a “Global Note” and collectively, the “Global Notes”), deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as herein provided.

The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as provided in Section 2.3 of the Indenture.

(b) The Notes shall be issuable only in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

Section 2.05. Legend. Each Global Note shall bear the following legend on the face thereof:

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Section 2.06. Special Transfer Provisions.

(a) A Global Note may be transferred, in whole but not in part, only to the Depository, to a nominee of the Depository, or to a successor Depository selected or approved by the Company or to a nominee of such successor Depository.

(b) If at any time the Depository for a series of Notes notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository for such series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to Article 3 of the Indenture, the Trustee, upon written notice from the Company, will authenticate and make available for delivery the Notes of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note for such series in exchange for the Global Note for such series. In addition, the Company may (subject to the procedures of the Depository) at any time determine that the Notes of such series shall no longer be represented by a Global Note. In such event the Company will execute, and subject to Section 3.5 of the Indenture, the Trustee, upon receipt of an Officer’s Certificate evidencing such determination by the Company, will authenticate and deliver the Notes of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note for such series in exchange for the Global Note for such series. Upon the exchange of the Global Note for the Notes of such series in definitive registered form without coupons, in authorized denominations, the Global Note for such series shall be cancelled by the Trustee. Such Notes in definitive registered form issued in exchange for the Global Note for such series shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depository for delivery to the Persons in whose names such Notes are so registered. Notes of either series represented by Global Notes will be exchangeable for Notes in definitive registered form if an Event of Default with respect to the Notes of such Series shall have occurred and be continuing.

Section 2.07. Interest.

(a) 3.800% Notes due 2026

The 2026 Notes will bear interest at the rate of 3.800% per annum, from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date until the principal thereof becomes due and payable, payable semi-annually in arrears on January 15 and July 15 of each year (each, a “2026 Interest Payment Date”), commencing on January 15, 2016, to the Person in whose name such Note or any Predecessor Security is registered, at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the January 1 or July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date, and at the foregoing rate on overdue principal.

(b) 5.000% Notes due 2035

The 2035 Notes will bear interest at the rate of 5.000% per annum, from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date until the principal thereof becomes due and payable, payable semi-annually in arrears on March 15 and September 15 of each year (each, a “2035 Interest Payment Date”), commencing on September 15, 2015, to the Person in whose name such Note or any Predecessor Security is registered, at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the March 1 or September 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date, and at the foregoing rate on overdue principal.

(c) 5.150% Notes due 2046

The 2046 Notes will bear interest at the rate of 5.150% per annum, from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date until the principal thereof becomes due and payable, payable semi-annually in arrears on May 15 and November 15 of each year (each, a “2046 Interest Payment Date”), commencing on November 15, 2015, to the Person in whose name such Note or any Predecessor Security is registered, at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date, and at the foregoing rate on overdue principal.

(d) The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable.

Section 2.08. Consolidation, Merger and Sale of Assets. For purposes of the Notes of each series, Section 8.1 of the Indenture is amended to add “limited liability company,” immediately after “corporation,” and immediately before “partnership or trust” in clause (1) thereof.

Section 2.09. Place of Payment. The Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and the Indenture may be served initially is the Corporate Trust Office of the Trustee.

Section 2.10. Defeasance; Discharge. The provisions of Section 4.3 and Section 10.11 of the Indenture will apply to the Notes of each series.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption by Company.

(a) Subject to Article XI of the Indenture, the Company shall have the right to redeem the Notes, in whole or in part, at any time or from time to time, at a redemption price (the “Optional Redemption Price”) equal to:

(i) in the case of a series of Notes redeemed before the applicable Par Call Date, the greater of (x) 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to the Redemption Date, and (y) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes of such series matured on the applicable Par Call Date (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points with respect to the 2026 Notes, 30 basis points with respect to the 2035 Notes or 35 basis points with respect to the 2046 Notes, plus, in each case, accrued and unpaid interest on the principal amount of such Notes being redeemed to the Redemption Date; or

(ii) in the case of a series of Notes redeemed on or after the applicable Par Call Date, 100% of the principal amount of such Notes, plus accrued and unpaid interest to the Redemption Date.

The Company shall calculate the applicable Optional Redemption Price and promptly notify the Trustee thereof. Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days’ prior notice before the Redemption Date of the Notes to be redeemed to each Holder of the Notes of the series to be redeemed, at the Optional Redemption Price. If Notes are only partially redeemed pursuant to this Section 3.01(a), the Notes of the series to be redeemed will be selected by the Trustee in accordance with Section 11.3 of the Indenture; provided that if at the time of redemption the Notes of the series to be redeemed are registered as a Global Note, the Depository shall determine, in accordance with its procedures, the principal amount of the Notes of the series to be redeemed held by each Holder of such Notes to be redeemed. The Optional Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

(b) Notice of any redemption pursuant to this Section 3.01 shall be given as provided in Section 11.4 of the Indenture except that any notice of such redemption pursuant to Section 3.01(a)(i) shall not specify the related Optional Redemption Price but only the manner of calculation thereof. The Trustee shall not be responsible for the calculation of such Optional Redemption Price.

(c) The following terms have the meanings given to them in this Section 3.01(c):

“Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the applicable series of Notes (assuming, for this purpose, that such series of Notes matured on the applicable Par Call Date) to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of such series.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company.

“Par Call Date” means (i) with respect to the 2026 Notes, October 15, 2025, (ii) with respect to the 2035 Notes, March 15, 2035 and (iii) with respect to the 2046 Notes, November 15, 2045.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

“Reference Treasury Dealers” means (i) Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc. and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer and (ii) one or more other Primary Treasury Dealers selected by the Company.

“Treasury Rate” means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the applicable Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to such Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated using a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding such Redemption Date.

Section 3.02. Change of Control Triggering Event.

(a) Upon the occurrence of a Change of Control Triggering Event with respect to the Notes of a series, unless the Company has exercised the right to redeem the Notes of such series pursuant to Section 3.01 by giving irrevocable notice to the Trustee in accordance with the Indenture, each Holder of Notes of such series will have the right to require the Company to purchase all or a portion of such Holder’s Notes of such series pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of the Notes of such series on the relevant record date to receive interest due on the relevant Interest Payment Date.

(b) Within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to the Notes of a series, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company shall be required to send, by first class mail, a notice to each Holder of the Notes of such series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit or cause a third party to deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased and that all conditions precedent set forth in this Section 3.02 to the Change of Control Offer and to the repurchase by the Company of Notes pursuant to the Change of Control Offer have been complied with.

The Company will not be required to make a Change of Control Offer with respect to the Notes of a series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes properly tendered of such series and not withdrawn under its offer.

(d) The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes of such series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with this Section 3.02, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.02 by virtue of any such conflict.

(e) The following terms have the meanings given to them in this Section 3.02(e):

“Change of Control” means the occurrence of any of the following after the Issue Date: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of the Company or any of its Subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing more than 50% of the voting power of the Company’s outstanding Voting Stock; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing more than 50% of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction; (4) during any period of 24 consecutive calendar months, the majority of the members of the board of directors of the Company shall no longer be composed of individuals (a) who were members of the board of directors of the Company on the first day of such period or (b) whose election or nomination to the board of directors of the Company was approved by individuals referred to in clause (a) above constituting, at the time of such election or nomination, at least a majority of the board of directors of the Company; or (5) the adoption of a plan relating to the liquidation or dissolution of the Company.

“Change of Control Triggering Event” means, with respect to the Notes of a series, the Notes of such series cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). If a Rating Agency is not providing a rating for the Notes of a series at the commencement of any Trigger Period, the Notes of such series will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting it to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

“Rating Agency” means each of Moody’s and S&P; provided that if any of Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint another “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act as a replacement for such Rating Agency; provided that the Company shall give notice of such appointment to the Trustee.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

Section 3.03. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

ARTICLE 4

MODIFICATION

Section 4.01. Modification of Indenture and Supplemental Indenture. Section 9.2 of the Indenture, as it relates to each of the 2026 Notes, the 2035 Notes and the 2046 Notes, is hereby modified so that the reference to “not less than 66-2/3%” shall read “not less than a majority”, except that in the case of increasing (or reopening) the principal amount, no consent of Holders will be required.

ARTICLE 5

FORMS OF NOTES

Section 5.01. Forms of Notes.

(a) The 2026 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A hereto.

(b) The 2035 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form of Exhibit B hereto.

(c) The 2046 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form of Exhibit C hereto.

ARTICLE 6

ORIGINAL ISSUE OF NOTES

Section 6.01. Original Issue of Notes; Further Issuances.

(a) The 2026 Notes having an aggregate principal amount of $700,000,000, the 2035 Notes having an aggregate principal amount of $600,000,000 and the 2046 Notes having an aggregate principal amount of $700,000,000 may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon a Company Order, signed by its Chairman, its Vice Chairman, its President, or any Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or any Assistant Secretary, without any further action by the Company, except as otherwise required by the Indenture.

(b) The Company may, without notice to or the consent of the Holders of the 2026 Notes, the 2035 Notes or the 2046 Notes, issue additional 3.800% Notes, 5.000% Notes and 5.150% Notes, respectively, having identical terms and conditions as the Notes of such series issued on the Issue Date (except for issue date, issue price and, if applicable, first Interest Payment Date and initial interest accrual date) in an unlimited aggregate principal amount. Any such additional 3.800% Notes, 5.000% Notes or 5.150% Notes will be part of the same series as the 2026 Notes, the 2035 Notes or the 2046 Notes, respectively, issued on the Issue Date and will be treated as one class with such respective series of Notes, including, without limitation, for purposes of voting and redemptions.

ARTICLE 7

MISCELLANEOUS

Section 7.01. Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 7.02. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 7.03. Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

Section 7.04. Separability. In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 7.05. Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and, in the case of the Company, attested as of the day and year first above written.

INTERNATIONAL PAPER COMPANY

		By:	/s/ Errol A. Harris
Name: Errol A. Harris
Title: Vice President and Treasurer

Attest:

By:	/s/ Marla F. Adair
Name: Marla F. Adair Title: Assistant Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

		By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch
Title: Vice President

[Signature Page to Supplemental Indenture]

Exhibit A

(FORM OF FACE OF NOTE)

[UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]a

No. [ ]	CUSIP No. [ ]

INTERNATIONAL PAPER COMPANY

3.800% NOTE DUE 2026

INTERNATIONAL PAPER COMPANY, a New York corporation (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [X] or registered assigns, the principal sum of [X] ($[X]) [or such other sum as is set forth in the Schedule of Increases or Decreases of Global Note attached hereto]b on January 15, 2026, and to pay interest on said principal sum semi-annually in arrears on January 15 and July 15 of each year (each such date, an “Interest Payment Date”) commencing January 15, 2016, at the rate of 3.800% per annum from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date until the principal hereof shall have become due and payable, and at such rate on any overdue principal. The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes of this series is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable.

[a]	Insert in Global Notes only
[b]	Insert in Global Notes only

The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the January 1 or July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this             day of             ,             .

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

Attest:

By:
Name:
Title:

(FORM OF CERTIFICATE OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon
Trust Company, N.A., as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture, dated as of April 12, 1999, duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as Trustee (the “Trustee”), as supplemented by the 3.800% Notes due 2026, the 5.000% Notes due 2035 and the 5.150% Notes due 2046 Supplemental Indenture dated as of May 26, 2015 (the “Supplemental Indenture”), between the Company and the Trustee (the Indenture, as so supplemented, the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. The Notes of this series shall have the designation and are initially issued in aggregate principal amount as specified in said Supplemental Indenture.

This Note shall be subject to redemption as provided in Section 3.01 of the Supplemental Indenture and Article XI of the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes of this series, the Company shall be required to make an offer to repurchase the Notes of this series on the terms set forth in Section 3.02 of the Supplemental Indenture.

In case an Event of Default, as defined in the Indenture, with respect to the Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes, subject to Section 9.2 of the Indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of the Notes of such series, to waive any past default under the Indenture or Supplemental Indenture and its consequences, subject to Section 5.13 and Article IX of the Indenture. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in The City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to Sections 3.5 and 3.7 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]a As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

[a]	Insert in Global Notes only

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing             attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date:

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTEa

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

[a]	Insert in Global Notes only

Exhibit B

(FORM OF FACE OF NOTE)

[UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]a

No. [ ]	CUSIP No. [ ]

INTERNATIONAL PAPER COMPANY

5.000% NOTE DUE 2035

INTERNATIONAL PAPER COMPANY, a New York corporation (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [X] or registered assigns, the principal sum of [X] ($[X]) [or such other sum as is set forth in the Schedule of Increases or Decreases of Global Note attached hereto]b on September 15, 2035, and to pay interest on said principal sum semi-annually in arrears on March 15 and September 15 of each year (each such date, an “Interest Payment Date”) commencing September 15, 2015, at the rate of 5.000% per annum from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date until the principal hereof shall have become due and payable, and at such rate on any overdue principal. The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes of this series is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable.

[a]	Insert in Global Notes only
[b]	Insert in Global Notes only

The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the March 1 or September 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this             day of             ,             .

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

Attest:

By:
Name:
Title:

(FORM OF CERTIFICATE OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon
Trust Company, N.A., as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture, dated as of April 12, 1999, duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as Trustee (the “Trustee”), as supplemented by the 3.800% Notes due 2026, the 5.000% Notes due 2035 and the 5.150% Notes due 2046 Supplemental Indenture dated as of May 26, 2015 (the “Supplemental Indenture”), between the Company and the Trustee (the Indenture, as so supplemented, the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. The Notes of this series shall have the designation and are initially issued in aggregate principal amount as specified in said Supplemental Indenture.

This Note shall be subject to redemption as provided in Section 3.01 of the Supplemental Indenture and Article XI of the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes of this series, the Company shall be required to make an offer to repurchase the Notes of this series on the terms set forth in Section 3.02 of the Supplemental Indenture.

In case an Event of Default, as defined in the Indenture, with respect to the Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes, subject to Section 9.2 of the Indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of the Notes of such series, to waive any past default under the Indenture or Supplemental Indenture and its consequences, subject to Section 5.13 and Article IX of the Indenture. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in The City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to Sections 3.5 and 3.7 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]a As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

[a]	Insert in Global Notes only

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing             attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date:

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTEa

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

[a]	Insert in Global Notes only

Exhibit C

(FORM OF FACE OF NOTE)

[UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]a

No. [ ]	CUSIP No. [ ]

INTERNATIONAL PAPER COMPANY

5.150% NOTE DUE 2046

INTERNATIONAL PAPER COMPANY, a New York corporation (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [X] or registered assigns, the principal sum of [X] ($[X]) [or such other sum as is set forth in the Schedule of Increases or Decreases of Global Note attached hereto]b on May 15, 2046, and to pay interest on said principal sum semi-annually in arrears on May 15 and November 15 of each year (each such date, an “Interest Payment Date”) commencing November 15, 2015, at the rate of 5.150% per annum from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date until the principal hereof shall have become due and payable, and at such rate on any overdue principal. The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes of this series is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable.

[a]	Insert in Global Notes only
[b]	Insert in Global Notes only

The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this             day of             ,             .

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

Attest:

By:
Name:
Title:

(FORM OF CERTIFICATE OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

The Bank of New York Mellon
Trust Company, N.A., as Trustee

By:
Authorized Signatory

(FORM OF REVERSE OF NOTE)

This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture, dated as of April 12, 1999, duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as Trustee (the “Trustee”), as supplemented by the 3.800% Notes due 2026, the 5.000% Notes due 2035 and the 5.150% Notes due 2046 Supplemental Indenture dated as of May 26, 2015 (the “Supplemental Indenture”), between the Company and the Trustee (the Indenture, as so supplemented, the “Indenture”), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. The Notes of this series shall have the designation and are initially issued in aggregate principal amount as specified in said Supplemental Indenture.

This Note shall be subject to redemption as provided in Section 3.01 of the Supplemental Indenture and Article XI of the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes of this series, the Company shall be required to make an offer to repurchase the Notes of this series on the terms set forth in Section 3.02 of the Supplemental Indenture.

In case an Event of Default, as defined in the Indenture, with respect to the Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes, subject to Section 9.2 of the Indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes of any series at the time outstanding, on behalf of all of the Holders of the Notes of such series, to waive any past default under the Indenture or Supplemental Indenture and its consequences, subject to Section 5.13 and Article IX of the Indenture. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in The City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to Sections 3.5 and 3.7 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes of this series are issuable only in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. [This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture.]a As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS.

[a]	Insert in Global Notes only

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

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Please print or typewrite name and address including zip code of assignee

the within Note and all rights thereunder, hereby irrevocably constituting and appointing             attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Your Signature:

By:

Date:

Signature Guarantee:

By:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Date:

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTEa

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

[a]	Insert in Global Notes only